UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2009
Electro-Optical Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51481 (Commission File Number)	13-3986004 (IRS Employer Identification No.)

3 West Main Street, Suite 201, Irvington, New York (Address of principal executive offices)	10533 (Zip Code)
Registrant’s telephone number, including area code (914) 591-3783
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement
     On July 16, 2009, Electro-Optical Sciences, Inc. (the “Company”) entered into a Placement Agency Agreement in which Needham & Company, LLC served as lead placement agent and Oppenheimer & Co. Inc. served as co-placement agent (the “Placement Agents”) relating to a registered direct offering by the Company of up to 2,400,000 shares of its common stock (the “Shares”). The sale of the Shares is being made pursuant to Subscription Agreements, each dated July 16, 2009 (the “Subscription Agreements”), with each of the investors thereto, pursuant to which the investors agreed to purchase and the Company agreed to sell an aggregate of 2,400,000 Shares at a purchase price of $6.25 per share, for gross proceeds of $15 million. The closing of the offering is expected to take place on or about July 22, 2009, subject to the satisfaction of customary closing conditions.
     The Shares are being offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-151935), which includes a prospectus, which became effective on July 7, 2008. The legal opinion of Golenbock Eiseman Assor Bell & Peskoe LLP relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.
     The foregoing is only a brief description of the material terms of the Placement Agency Agreement and the Subscription Agreements, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Placement Agency Agreement and the form of Subscription Agreement, respectively, that are filed as Exhibits 1.1 and 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
     On July 17, 2009, the Company issued a press release announcing the offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits

EXHIBIT NO.	DESCRIPTION
1.1	Placement Agency Agreement dated July 16, 2009 among the Company, Needham & Company, LLC and Oppenheimer & Co. Inc.

5.1	Opinion of Golenbock Eiseman Assor Bell & Peskoe LLP

10.1	Form of Subscription Agreement between the Company and each investor thereto

23.1	Consent of Golenbock Eiseman Assor Bell & Peskoe LLP (included as part of Exhibit 5.1)

99.1	Press Release dated July 17, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electro-Optical Sciences, Inc.
Date: July 17, 2009	By:	/s/ Richard Steinhart
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
1.1	Placement Agency Agreement dated July 16, 2009 among the Company, Needham & Company, LLC and Oppenheimer & Co. Inc.

5.1	Opinion of Golenbock Eiseman Assor Bell & Peskoe LLP

10.1	Form of Subscription Agreement between the Company and each investor thereto

23.1	Consent of Golenbock Eiseman Assor Bell & Peskoe LLP (included as part of Exhibit 5.1)

99.1	Press Release dated July 17, 2009